UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2019

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common	SAFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submissions of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Safety Insurance Group, Inc. (the “Company”) was held on May 22, 2019.  Set forth below, with respect to each matter, as applicable, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors

Frederic H.  Lindeberg and George M. Murphy were elected as Class II directors of the Company to serve a three-year term.  The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Frederic H. Lindeberg	9,969,776	3,084,501	1,688,787
George M. Murphy	12,885,393	168,884	1,688,787

In addition, the terms of the following directors continued after the Annual Meeting:  David F. Brussard, Peter J. Manning, David K.  McKown and Thalia M. Meehan.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,415,760	317,599	9,705	0

3.	Advisory Vote on Executive Compensation

The shareholders of the Company approved, on a non-binding advisory basis, the executive compensation as disclosed in the Company’s Proxy Statement dated April 9, 2019.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,887,004	148,832	18,441	1,688,787

4.	Vote on Shareholder Proposal Requesting that the Company Adopt a Majority Voting Standard in Uncontested Director Elections

The shareholders of the Company approved, on a non-binding advisory basis, the adoption of a majority voting standard in uncontested director elections as disclosed in the Company’s Proxy Statement dated April 9, 2019.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,732,922	1,283,682	37,673	1,688,787

The Company’s Board of Directors will take under advisement the approved proposal to adopt a majority voting standard in uncontested director elections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)
Date: May 22, 2019

	By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary